UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012 (April 24, 2012)

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-50755	55-0865043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2477 East Commercial Boulevard, Fort Lauderdale, FL 33308

(Address of Principal Executive Offices) (Zip Code)

954-776-2332

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 24, 2012, OptimumBank Holdings, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). There were 21,411,108 shares of common stock entitled to be voted of which 12,063,538 shares were voted in person or by proxy at the Annual Meeting:

(1)	The shareholders voted to elect the six (6) nominees for director.

(2)	The shareholders voted to ratify the appointment of Hacker, Johnson & Smith PA as the Company’s independent auditor for fiscal year 2012.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors

Nominee	For	Withhold	Broker Non- Vote
Moishe Gubin	12,061,806	1,732	0
Sam Borek	12,063,325	213	0
Richard L. Browdy	12,058,242	5,296	0
Seth Gillman	12,061,806	1,732	0
Wendy Mitchler	12,059,761	3,777	0
Robert Acri	12,061,806	1,732	0

	For	Against	Abstain	Broker Non- Vote
Ratification of Independent Auditor	12,062,019	1,519	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2012	By:	/s/ Richard L. Browdy
Richard L. Browdy
President and Chief Financial Officer